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                                                         EXHIBIT 23.2


CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 14, 1997, appearing on page 21 of USCS International, Inc.'s Annual report on Form 10-K.

                                               /s/ Price Waterhouse LLP


                                               Price Waterhouse LLP
                                               Sacramento, California
                                               December 8, 1997